UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2011

FIRST GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Louisiana	000-52748	26-0513559
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 East Thomas Street, Hammond, Louisiana	70401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (985) 345-7685

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 1, 2011, pursuant to the terms of the Agreement and Plan of Merger dated as of October 22, 2010 and as amended on June 23, 2011 (the “Merger Agreement”) by and among First Guaranty Bancshares, Inc. (“First Guaranty Bancshares”), First Guaranty Bank, First Guaranty Merger Subsidiary, Inc., Greensburg Bancshares, Inc. (“Greensburg Bancshares”) and Bank of Greensburg, Greensburg Bancshares merged with and into First Guaranty Bancshares (the “Merger”).  Immediately following the Merger, Bank of Greensburg, the wholly-owned subsidiary of Greensburg Bancshares, was merged into First Guaranty Bank, a wholly-owned subsidiary of First Guaranty Bancshares, with First Guaranty Bank surviving.

Pursuant to the Merger Agreement, each share of Greensburg Bancshares common stock that was outstanding immediately prior to the effective time of the Merger was converted into the right to receive either 13.26 shares of common stock of First Guaranty Bancshares or $247 in cash.

Of the approximately 21,492 outstanding shares of Greensburg Bancshares common stock, the holders of approximately 11,200 shares, or 52.1%, elected to receive First Guaranty Bancshares common stock; the holders of approximately 9,417 shares, or 42.9%, elected to receive cash; and the holders of approximately 1,075 shares, or 5.0%, submitted elections expressing no preference as to the form of merger consideration or did not make a valid election.  Accordingly, under the terms of the Merger Agreement, the Greensburg Bancshares stockholders will receive approximately $2.3 million in cash consideration and approximately 162,764 unregistered shares of First Guaranty Bancshares common stock.  The merger consideration allocation provided for above represents an aggregate 57.1% stock and 42.9% cash allocation among all outstanding shares of Greensburg Bancshares common stock.  The cash and stock transaction is valued at approximately $5.3 million based on First Guaranty Bancshares closing price of $18.62 per share as of June 29, 2011.

The preceding paragraphs are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional information regarding the completion of the Merger may be found in the press release issued by First Guaranty Bancshares in connection with the announcement of the completion of the Merger, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:  Not applicable.

(b) Pro Forma Financial Information:  Not applicable.

(c) Shell Company:  Not applicable.

(d) Exhibit:

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among First Guaranty Bancshares, First Guaranty Merger Subsidiary, Inc., First Guaranty Bank, Greensburg Bancshares and Bank of Greensburg dated October 22, 2010 (incorporated herein by reference to First Guaranty Bancshares’ Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on October 25, 2010).

2.2
First Amendment to the Agreement and Plan of Merger by and among First Guaranty Bancshares, First Guaranty Merger Subsidiary, Inc., First Guaranty Bank, Greensburg Bancshares and Bank of Greensburg dated June 23, 2011  (incorporated herein by reference to First Guaranty Bancshares’ Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on June 24, 2011).

99.1	Press Release issued by First Guaranty Bancshares dated July 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.

Date: July 1, 2011	By:	/s/ Alton B. Lewis, Jr.
Alton B. Lewis, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among First Guaranty Bancshares, First Guaranty Merger Subsidiary, Inc., First Guaranty Bank, Greensburg Bancshares and Bank of Greensburg dated October 22, 2010 (incorporated herein by reference to First Guaranty Bancshares’ Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on October 25, 2010).

2.2
First Amendment to the Agreement and Plan of Merger by and among First Guaranty Bancshares, First Guaranty Merger Subsidiary, Inc., First Guaranty Bank, Greensburg Bancshares and Bank of Greensburg dated June 23, 2011  (incorporated herein by reference to First Guaranty Bancshares’ Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on June 24, 2011).

99.1	Press Release issued by First Guaranty Bancshares dated July 1, 2011.